UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 9, 2007 (November 7, 2007)

ADVANCED MEDICAL OPTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	01-31257	33-0986820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 E. St. Andrew Place Santa Ana, CA	92705
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (714) 247-8200

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendment of Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 7, 2007, the Board of Directors of Advanced Medical Optics, Inc. approved amendments to Articles IV and V of the corporation’s Bylaws. Sections of Article IV, “Officers,” were amended in order to more closely reflect the officer titles currently held by officers of the Corporation, such as changing references to “Corporate Vice Presidents” to references to “Executive Vice Presidents,” and also to set forth the authority and duties of the offices of “Chief Executive Officer” and “President.” Sections of Article V, “Certificates of Stock,” were amended in order to expressly allow, but not require, the issuance and transfer of uncertificated shares of the corporation’s capital stock. The Bylaws, as so amended, are attached hereto as Exhibit 3.1 and are incorporated herein by this reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Advanced Medical Optics, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED MEDICAL OPTICS, INC.
(Registrant)

Date: November 9, 2007	By:	/s/ AIMEE S. WEISNER
Aimee S. Weisner,
Executive Vice President,
Administration, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.
3.1	Amended and Restated Bylaws of Advanced Medical Optics, Inc.